Exhibit 10.1

March 19, 2010

Mr. H. Lynn Harton
President and Chief Executive Officer
The South Financial Group
104 S. Main Street
Greenville, South Carolina

Re:  Supplemental Executive Retirement Agreement

Dear Lynn:

Effective as of the date hereof, you shall no longer accrue any benefits under the Supplemental Executive Retirement Agreement dated January 29, 2007, such that your benefit shall be frozen as of the date hereof.  This means that your Benefit Basis for purposes of the SERP shall be calculated as if your Termination of Employment occurred as of the date hereof and your age and Years of Service for purposes of the SERP shall equal your age and Years of Service as of the date hereof.

Notwithstanding the foregoing, in the event that, during the two-year period following a Change of Control, you incur a Termination of Employment by the Company without Cause or an Involuntary Termination, the provisions of the immediately preceding paragraph shall not apply to you and you shall be entitled to your benefit under the SERP as if this letter agreement had not been executed.

All capitalized terms used but not defined in this letter shall have the meanings set forth in the SERP.  Neither this letter agreement nor the actions contemplated hereby shall constitute a breach of your employment agreement or any other agreement or other arrangement to which you may be a party.

If you agree with the foregoing, please sign this letter and return it to me at your earliest convenience.

Very truly yours,

Carolina First Bank

/s/ William P. Crawford, Jr.
	By:	William P. Crawford, Jr.
Accepted and Agreed:
Dated: March 19, 2010
/s/ H. Lynn Harton
H. Lynn Harton

March 19, 2010

Mr. James R. Gordon
Senior Executive Vice President
Carolina First Bank
104 South Main Street
Greenville, South Carolina 29601

Re:  Supplemental Executive Retirement Agreement

Dear James:

Effective as of the date hereof, you shall no longer accrue any benefits under the Supplemental Executive Retirement Agreement dated March 20, 2007 such that your benefit shall be frozen as of March 20, 2010.  This means that your Benefit Basis for purposes of the SERP shall be calculated as if your Termination of Employment occurred as of the date hereof and your age and Years of Service for purposes of the SERP shall equal your age and Years of Service as of the date hereof.

Notwithstanding the foregoing, in the event that, during the two-year period following a Change of Control, you incur a Termination of Employment by the Company without Cause or an Involuntary Termination, the provisions of the immediately preceding paragraph shall not apply to you and you shall be entitled to your benefit under the SERP as if this letter agreement had not been executed.

All capitalized terms used but not defined in this letter shall have the meanings set forth in the SERP.  Neither this letter agreement nor the actions contemplated hereby shall constitute a breach of your employment agreement or any other agreement or other arrangement to which you may be a party.

If you agree with the foregoing, please sign this letter and return it to me at your earliest convenience.

Very truly yours,

Carolina First Bank

/s/ H. Lynn Harton
	By:	H. Lynn Harton
Accepted and Agreed:
Dated: March 19, 2010
/s/ James R. Gordon
James R. Gordon

March 19, 2010

Mr. William P. Crawford
Executive Vice President
Carolina First Bank
104 South Main Street
Greenville, South Carolina 29601

Re:  Supplemental Executive Retirement Agreement

Dear William:

Effective as of the date hereof, you shall no longer accrue any benefits under the Supplemental Executive Retirement Agreement dated December 12, 2008, such that your benefit shall be frozen as of April 22, 2010.  This means that your Benefit Basis for purposes of the SERP shall be calculated as if your Termination of Employment occurred as of April 22, 2010 and your age and Years of Service for purposes of the SERP shall equal your age and Years of Service as of the April 22, 2010.

Notwithstanding the foregoing, in the event that, during the two-year period following a Change of Control, you incur a Termination of Employment by the Company without Cause or an Involuntary Termination, the provisions of the immediately preceding paragraph shall not apply to you and you shall be entitled to your benefit under the SERP as if this letter agreement had not been executed.

All capitalized terms used but not defined in this letter shall have the meanings set forth in the SERP.  Neither this letter agreement nor the actions contemplated hereby shall constitute a breach of your employment agreement or any other agreement or other arrangement to which you may be a party.

If you agree with the foregoing, please sign this letter and return it to me at your earliest convenience.

Very truly yours,

Carolina First Bank

/s/ H. Lynn Harton
	By:	H. Lynn Harton
Accepted and Agreed:
Dated: March 19, 2010
/s/ William P. Crawford, Jr.
William P. Crawford, Jr.

March 19, 2010

Mr. Ernie Diaz
President
Mercantile Bank
Coral Gables, FL

Re:  Supplemental Executive Retirement Agreement

Dear Ernie:

Effective as of the date hereof, you shall no longer accrue any benefits under the Supplemental Executive Retirement Agreement dated February 18, 2009 (the “SERP”) such that your benefit shall be frozen as of the date hereof.  This means that your Benefit Basis for purposes of the SERP shall be calculated as if your Termination of Employment occurred as of the date hereof and your age and Years of Service for purposes of the SERP shall equal your age and Years of Service as of the date hereof.

Notwithstanding the foregoing, in the event that, during the two-year period following a Change of Control, you incur a Termination of Employment by the Company without Cause or an Involuntary Termination, the provisions of the immediately preceding paragraph shall not apply to you and you shall be entitled to your benefit under the SERP as if this letter agreement had not been executed.

All capitalized terms used but not defined in this letter shall have the meanings set forth in the SERP.  Neither this letter agreement nor the actions contemplated hereby shall constitute a breach of your employment agreement or any other agreement or other arrangement to which you may be a party.

If you agree with the foregoing, please sign this letter and return it to me at your earliest convenience.

Very truly yours,

Carolina First Bank

/s/ H. Lynn Harton
	By:	H. Lynn Harton
Accepted and Agreed:
Dated: March 19, 2010
/s/ Jesus E. Diaz
Jesus E. Diaz